EMERGING MARKETS GROWTH FUND, INC.
                          11100 Santa Monica Boulevard
                       Los Angeles, California 90025-3384
                              (800) 421-0180 x96245


                                   PROSPECTUS

                                November 1, 2005


Emerging Markets Growth Fund, Inc. (the "Fund") is an open-end interval fund. In accordance with an order from the Securities and Exchange Commission ("SEC") permitting the Fund to operate as an open-end interval fund, the Fund redeems its shares at monthly intervals. You may send your redemption request to the Fund at any time. The Fund accepts redemption requests received in good order at, or prior to, the close of business (5:00 p.m. Pacific time) on the first business day of each month (the "Redemption Request Deadline"). Your redemption request will become irrevocable at the Redemption Request Deadline. Your shares will be redeemed at the price determined as of the close of business (4:00 p.m. Eastern time) on the last business day of the month in which your redemption request became effective (the "Redemption Pricing Date"). The Fund will pay the proceeds of your redemption request within seven (7) calendar days after the Redemption Pricing Date. Each redemption request must be in an amount not less than $25,000 (the same amount as the Fund's minimum amount for additional investments). The Fund may declare the Redemption Pricing Date to be sooner than the last business day of the month, subject to conditions described in the Prospectus. If it does, the Fund will pay redemption proceeds within seven (7) calendar days of the accelerated Redemption Pricing Date.

The Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.







THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       EMERGING MARKETS GROWTH FUND, INC.
                                TABLE OF CONTENTS




RISK/RETURN SUMMARY---------------------------------------------------------1

PAST PERFORMANCE------------------------------------------------------------2

FEES AND EXPENSES-----------------------------------------------------------4

INVESTMENT OBJECTIVE--------------------------------------------------------5

PRINCIPAL INVESTMENT STRATEGIES---------------------------------------------5

PRINCIPAL RISKS OF INVESTING WITH THE FUND----------------------------------6

TEMPORARY DEFENSIVE STRATEGY------------------------------------------------7

WHO MAY INVEST IN THE FUND--------------------------------------------------7

RESTRICTIONS ON TRANSFERS---------------------------------------------------8

PORTFOLIO HOLDINGS----------------------------------------------------------8

MANAGEMENT------------------------------------------------------------------8

   INVESTMENT ADVISER-------------------------------------------------------8

   PORTFOLIO MANAGEMENT-----------------------------------------------------9

PRICING OF FUND SHARES-----------------------------------------------------11

HOW TO PURCHASE SHARES-----------------------------------------------------12

HOW TO REDEEM SHARES-------------------------------------------------------13

   REDEMPTION POLICY-------------------------------------------------------13
   REDEMPTION PROCEDURE----------------------------------------------------14
   MANDATORY REDEMPTION----------------------------------------------------15
   OPEN-END INTERVAL FUND LIQUIDITY POLICY---------------------------------15
   FREQUENT TRADING OF FUND SHARES-----------------------------------------15

DIVIDENDS, DISTRIBUTIONS AND TAXES-----------------------------------------15

   DIVIDENDS AND DISTRIBUTIONS---------------------------------------------16
   TAXES ON DIVIDENDS AND DISTRIBUTIONS------------------------------------16
   TAXES ON TRANSACTIONS---------------------------------------------------16

FINANCIAL HIGHLIGHTS-------------------------------------------------------18

MORE INFORMATION ABOUT THE FUND--------------------------------------------19

                               RISK/RETURN SUMMARY

                  The Fund is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end investment company. The Fund converted its structure to that of an open-end interval investment company ("open-end interval fund") on July 1, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares at net asset value. YOU SHOULD NOTE, HOWEVER, THAT THE FUND IS NOT A TYPICAL OPEN-END INVESTMENT COMPANY, OR MUTUAL FUND, THAT REDEEMS ITS SHARES ON A DAILY BASIS. INSTEAD, THE FUND REDEEMS ITS SHARES AT MONTHLY INTERVALS, AS DESCRIBED MORE FULLY IN THE SECTION ON "HOW TO REDEEM SHARES."

                  The Fund seeks long-term capital growth by investing primarily in equity securities of issuers in developing countries. Under normal market conditions, the Fund will invest at least 80% of its assets in developing country securities. This policy is subject to change only upon 60 days' notice to shareholders. A security of an issuer that is domiciled and has its principal place of business in a country which is generally considered to be a developing country by the international financial community is referred to throughout this prospectus as a "developing country security." The Fund's Board of Directors is responsible for approving Qualified Markets, as defined and discussed more fully in the section on Principal Investment Strategies.

                  The Fund is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing or "emerging" securities markets.

                  Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings will fluctuate in response to events specific to the companies in which the Fund invests. In addition, investments in developing countries securities may also be affected by government activities and restrictions; currency and price fluctuations; limited availability of information; potential fraud; settlement; transferability and recordkeeping practices; conditions affecting the general economy; higher transaction costs; social, economic and political instability; and different accounting, financial reporting and legal standards.

                  Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

                  YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                PAST PERFORMANCE

                  The bar chart below shows the Fund's annual returns and how the Fund's performance has changed from year to year. The information provides some indication of the risks of investing.

                  You should note that prior to July 1, 1999, the Fund operated as a closed-end investment company. All performance information shown below for the Fund prior to that date reflects the historical expense levels of the Fund as a closed-end investment company. The Fund became an open-end interval fund on July 1, 1999. As such, the Fund may experience monthly redemption activity, with resulting variations in expense levels, which may have an adverse effect on its performance.

AS WITH ANY INVESTMENT COMPANY, PAST PERFORMANCE SHOULD NOT BE CONSIDERED AN INDICATION OF FUTURE PERFORMANCE RESULTS.



[begin bar chart]
                              ANNUAL TOTAL RETURN *


12/31/95  -7.19%
12/31/96  16.37
12/31/97   9.66
12/31/98 -24.88
12/31/99  77.93
12/31/00 -30.98
12/31/01  -3.43
12/31/02  -9.93
12/31/03  51.51
12/31/04  20.74
[end chart]



Best Quarter                 33.96%           Period Ending December 31, 1999

Worst Quarter               -24.91%           Period Ending September 30, 2001

     *The Fund's year-to-date return through September 30, 2005, was 25.75%.


                  The table below shows the Fund's average annual returns for one, five, and 10 years. These performance numbers are compared to the Morgan Stanley Capital International ("MSCI") Emerging Markets Index, a broad measure of market performance for investment companies that invest in developing markets.

                  Unlike the bar chart on the previous page, the Average Annual Total Returns Table on this page reflects, as required by the SEC, the Fund's results on a before-tax and after-tax basis. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of Fund shares" assume that Fund shares were sold at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any capital gain or loss realized upon the sale of the shares. All Fund results reflect the reinvestment of dividend and capital gain distributions.

                  After-tax returns applicable to U.S. taxable investors are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

                  ACTUAL AFTER-TAX RETURNS DEPEND ON SPECIFIC TAX SITUATIONS AND LIKELY WILL DIFFER FROM THE RESULTS SHOWN BELOW.


                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 2004)


                                                                One Year         Five Years        Ten Years
Before Taxes                                                     20.74%            1.89%             5.69%
After Taxes on Distributions                                     20.95%            1.70%             4.85%
After Taxes on Distributions and Sale of Fund Shares             14.29%            1.59%             4.48%
MSCI Emerging Markets Index                                      25.55%            4.40%             3.19%
(reflects no deduction for fees, expenses, or taxes)(1)


(1)Returns shown for the MSCI Emerging Markets Index reflect gross dividends through December 31, 2000, and net dividends thereafter.

                                FEES AND EXPENSES

                  The following table describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)(1)

Maximum Sales Charge Imposed on Purchases . . . . . . .     None
Maximum Deferred Sales Charge . . . . . . . . . . . . .     None
Maximum Sales Charge Imposed on Reinvested Dividends  .     None
Redemption Fee . . . . . . . . . . . . . . . . . . . . .    None
Exchange Fee . . . . . . . . . . . . . . . . . . . . . .    None
Maximum Account Fee . . . . . . . . . . . . . . . . . .     None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Management Fees  . . . . . . . . . . . . . . . . . . . .       .62%

Distribution (12b-1) Fees . . . . . . . . . . . . . . .       None

Other Expenses  . . . . . . . . . . . . . . . . . . . .     .09%(2)
Total Annual Fund Operating Expenses  . . . . . . . . .        .71%
-----------------

(1) Note that the fees and expenses shown above are based on historical data (i.e., from the most recent fiscal year).

(2) Includes custodian, legal, audit and transfer agent fees and expenses.

EXAMPLE

                  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that:

              o   you invest $10,000 in the Fund for the time periods indicated;

              o   you redeem all of your shares at the end of each period;

              o   all dividends and capital gain distributions are reinvested;

              o   your investment has a 5% return each year; and

              o   the Fund's operating expenses remain the same as shown above.

                   Although your actual costs may be higher or lower, based on these assumptions your costs would be:


NUMBER OF YEARS  1 year         3 years         5 years           10 years
                  $73           $227            $395              $883

                  Although this Example assumes an investment of $10,000, your initial investment in the Fund must be at least $100,000.

                              INVESTMENT OBJECTIVE

                  The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

                         PRINCIPAL INVESTMENT STRATEGIES

                  The Fund invests primarily in developing country securities:

                  o that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("Qualified Markets");

                  o that are listed or traded in the form of Global Depositary Receipts, American Depositary Receipts, or other types of depositary receipts;

                  o including issuers that are not domiciled or do not have their principal place of business in developing countries, but that have at least 75% of their assets in developing countries, or derive or expect to derive at least 75% of their total revenue or profit from goods or services produced in or sales made in developing countries;

                  o including, with respect to no more than 10% of the Fund's total assets, issuers that are not domiciled or do not have their principal place of business in developing countries, but that have substantial assets (at least 50%) in developing countries, or derive or expect to derive a substantial proportion (at least 50%) of their total revenue or profit from goods or services produced in or sales made in developing countries; and

                  o including, with respect to no more than 15% of the Fund's total assets, fixed income securities of emerging market governments and corporations.

                  The following countries are considered currently by the Fund's Board of Directors to be Qualified Markets:

                  Argentina, Brazil, Chile, China, Colombia, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.

                  In determining whether to approve markets for investment, the Board of Directors will take into account such considerations as:

                  o   market liquidity;

                  o   the availability of information about the market; and

                  o the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules.

                  In order to attempt to manage certain risks associated with investing in developing countries, or in order to attempt to increase portfolio returns, the Fund may, but is not required to, enter into transactions in derivative instruments. These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns. The decision to utilize any derivative instrument will depend on the consideration of a number of factors, including the cost of entering into a particular derivative transaction relative to the likely benefit to be obtained, and is solely within the discretion of the investment adviser (the "Manager"). The Fund is not obligated to utilize any derivative instrument.

                  The Fund relies on the professional judgment of the Manager to make decisions about the Fund's portfolio investments. The basic investment philosophy of the Manager is to seek to invest in attractively valued companies that, in its opinion, represent above-average long-term investment opportunities. The Manager believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Manager believes that they no longer represent relatively attractive investment opportunities.

                   PRINCIPAL RISKS OF INVESTING WITH THE FUND

                   An investment in the Fund is subject to market risk, which is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. In addition, investing in developing country securities involves special risks and considerations. These risks and considerations include:

               o    restrictions  placed  by  the  government  of  a  developing
                    country  related  to  investment,   exchange  controls,  and
                    repatriation of the proceeds of investment in that country;

               o potential fluctuation of a developing country's currency against the U.S. dollar;

               o potential unusual price volatility in a developing country's securities markets;

               o government involvement in the private sector, including government ownership of companies in which the Fund may invest;

               o    limited information about a developing market;

               o high levels of tax levied by developing countries on dividends, interest and capital gains;

               o    the  greater   likelihood  that   developing   markets  will
                    experience more volatility in inflation rates than developed markets;


               o the greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets;

               o risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law;

               o settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests;

               o    the  possibility  of   nationalization,   expropriation   or
                    confiscatory taxation;

               o favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position;

               o additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets;

               o    greater   social,   economic  and   political   instability,
                    including the risk of war;

               o lack of availability of currency hedging or other risk management techniques in certain developing countries;

               o the fact that companies in developing countries may be newly organized and may be smaller and less seasoned;

               o differences in accounting, auditing and financial reporting standards;

               o    the   heightened   risks   associated    specifically   with
                    establishing record ownership and custody of Russian and other Eastern European securities; and

               o limitations on obtaining and enforcing judgments against non-U.S. residents.

                  Although some or all of these considerations may also be relevant to the investments in securities of issuers located in the United States or other developed countries, they are present to a greater degree in the countries in which the Fund invests. In light of these risks, you should be aware that you may lose money investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time.


                          TEMPORARY DEFENSIVE STRATEGY

                  The Fund may, for temporary defensive purposes, invest up to 100% of its assets in highly liquid debt instruments or freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances. During such periods, the Fund may not achieve its investment objective. In addition, pending the Fund's investment of new money in developing country equity securities, it typically invests in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies.

                           WHO MAY INVEST IN THE FUND

                  The Fund is designed for institutional investors and other "qualified purchasers" that seek to achieve international diversification by investing in developing country securities. Given the risks of investing in developing country securities, the Fund has established suitability standards that require investors to meet strict minimum qualifications in order to invest in the Fund. If you are a natural person, in order to be considered a qualified purchaser for purposes of making an initial investment in shares of the Fund, you must generally own at least $5 million in investments. If you are an institution, in order to be considered a qualified purchaser for purposes of making an initial investment in the Fund, you must own, or manage on behalf of others, at least $25 million in investments.

                  These suitability standards are stricter than those that were imposed prior to January 1, 1999. If you were a shareholder of the Fund prior to January 1, 1999, however, you may invest in additional shares of the Fund, even though you do not meet the new suitability requirements that are described above. Prior to January 1, 1999, the Fund's suitability standards required that each investor that was a "company" (as that term is defined in the 1940 Act) have total assets in excess of U.S. $5 million, and that each prospective investor that was a natural person be an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933. Shareholders that held shares of the Fund prior to January 1, 1999, and that continue to meet the suitability standards in place prior to January 1, 1999, are not required to meet the "qualified purchaser" standard in order to acquire additional shares of the Fund.

                            RESTRICTIONS ON TRANSFERS

                  In order to invest in the Fund, in addition to the qualifications listed above, you also must agree that you will not transfer any of the Fund's shares to another party who does not meet these minimum qualifications. These transfer restrictions apply even if you hold shares of the Fund currently, but do not meet the more strict suitability requirements. The Fund will enforce these transfer restrictions, and any transfer carried out in violation of these restrictions will be void.

                               PORTFOLIO HOLDINGS

                  A description of the policies and procedures regarding the disclosure of information about the Fund's portfolio securities is available in the Fund's statement of additional information.


                                   MANAGEMENT

Investment Adviser

                  The Fund's Manager is Capital International, Inc., whose address is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384. The Fund's Manager was organized under the laws of California in 1987 and is registered with the SEC under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., whose address is 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1406, owns, directly or indirectly, all of the Manager's outstanding shares of common stock.

                   The Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund and provides information to the Fund's Board of Directors to assist the Board in identifying and selecting Qualified Markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and of the Directors of the Fund who are affiliated with the Manager; maintains for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value ("NAV") of the Fund's shares as required; and provides the Fund office space.

                  For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. For the 12 month period ended June 30, 2005, the Fund paid to the Manager a fee equal to 0.62% of the average net assets of the Fund.

                  A discussion regarding the basis for the approval of the Fund's Investment Advisory and Service Agreement with the Manager by the Fund's Board of Directors is contained in the Fund's annual report to shareholders for the year ended June 30, 2005.

Portfolio Management

                  The Manager manages assets using a multiple portfolio manager system. Under this system, the portfolio of the Fund is divided into segments and each segment is assigned to an individual manager who decides how the assets in that segment will be invested (within the limits provided by the Fund's objectives and the Manager's investment committee). In addition, one segment is designated as a "research portfolio" and is managed by a number of research professionals.

The following individuals serve as portfolio managers for the Fund:



-------------------------- ------------------------ -------------------------- ---------------------
                                                    Primary title with         Portfolio
                                  Portfolio         investment adviser         manager's
Portfolio manager/ Fund            manager          (or affiliate)             role in
title                            experience         and investment             management
(if applicable)                 in this Fund        experience                 of the Fund
-------------------------- ------------------------ -------------------------- ---------------------
-------------------------- ------------------------ -------------------------- ---------------------
OSMAN Y. AKIMAN                    6 years          Director, Capital          Serves as portfolio
                                                    International Research,    manager
                                                    Inc.

                                                    Investment professional
                                                    for 16 years in total;
                                                    11 years with Capital
                                                    International, Inc. or
                                                    affiliate
-------------------------- ------------------------ -------------------------- ---------------------
-------------------------- ------------------------ -------------------------- ---------------------
CHRISTOPHER CHOE                   7 years          Senior Vice President,     Serves as portfolio
                                                    Capital International,     manager
                                                    Inc.

                                                    Investment professional
                                                    for 22 years in total;
                                                    15 years with Capital
                                                    International, Inc. or
                                                    affiliate
-------------------------- ------------------------ -------------------------- ---------------------
-------------------------- ------------------------ -------------------------- ---------------------
DAVID I. FISHER                   19 years          Vice Chairman, Capital     Serves as portfolio
Vice Chairman                                       International, Inc.        manager

                                                    Investment professional
                                                    for 40 years in total;
                                                    36 years with Capital
                                                    International, Inc. or
                                                    affiliate
-------------------------- ------------------------ -------------------------- ---------------------
-------------------------- ------------------------ -------------------------- ---------------------
VICTOR D. KOHN                    11 years          President and Director,    Serves as portfolio
Executive Vice President                            Capital International,     manager
                                                    Inc.

                                                    Investment professional
                                                    for 21 years in total;
                                                    19 years with Capital
                                                    International, Inc. or
                                                    affiliate
-------------------------- ------------------------ -------------------------- ---------------------
-------------------------- ------------------------ -------------------------- ---------------------
NANCY J. KYLE                     11 years          Vice Chairman, Capital     Serves as portfolio
Senior Vice President                               Guardian Trust Company     manager

                                                    Investment professional
                                                    for 31 years in total;
                                                    14 years with Capital
                                                    International, Inc. or
                                                    affiliate
-------------------------- ------------------------ -------------------------- ---------------------
-------------------------- ------------------------ -------------------------- ---------------------
LUIS FREITAS                       4 years          Senior Vice President      Serves as portfolio
DE OLIVEIRA                                         and Director, Capital      manager
                                                    International Research,
                                                    Inc.

                                                    Investment professional
                                                    for 17 years in total;
                                                    11 years with Capital
                                                    International, Inc. or
                                                    affiliate
-------------------------- ------------------------ -------------------------- ---------------------
-------------------------- ------------------------ -------------------------- ---------------------
SHAW B. WAGENER                   15 years          Chairman, Capital          Serves as portfolio
President and Chief                                 International, Inc.        manager
Executive Officer
                                                    Investment professional
                                                    for 24 years, all with
                                                    Capital International,
                                                    Inc. or affiliate
-------------------------- ------------------------ -------------------------- ---------------------


                  Additional information regarding the portfolio managers' compensation, holdings in other accounts and ownership of securities in the Fund can be found in the statement of additional information.

                             PRICING OF FUND SHARES

                  The Fund calculates its share price, also called net asset value or NAV, as of 4:00 p.m. Eastern time (which is the normal close of trading on the New York Stock Exchange), on the last business day of each week, on the last business day of each month, and on such other days as the Board of Directors may determine. The Fund will not calculate NAV on any day during which the New York Stock Exchange has been closed for trading. The value of the Fund's investments primarily is based upon current market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; and changes in overall market conditions. If significant events occur which affect the value of portfolio securities, appropriate adjustments to closing market prices may be made to reflect these events. Events of this type may include, but are not limited to, significant movements in the U.S. market, earthquakes and other natural disasters, or unanticipated market closures. Use of these procedures is intended to result in more appropriate net asset values.


                  Because the Fund will hold securities that trade on days when the Fund does not price its shares, the value of securities in the Fund may change on days when you will not be able to purchase or redeem Fund shares.


                             HOW TO PURCHASE SHARES

                  The Fund may suspend the sale of shares from time to time, as determined by the Board of Directors; and reserves the right to reject any purchase order for any reason. In addition, the Board has imposed a limitation on the number of net new shares that may be sold by the Fund in any one fiscal year. This limitation, which also may be modified at any time by the Board of Directors, is 25% of the outstanding shares as of the prior fiscal year-end.

                  You may purchase shares by calling the Fund at (310) 996-6153, or by facsimile at (310) 996-6200. The minimum initial purchase for both institutions and natural persons is $100,000. The minimum subsequent purchase for both institutions and natural persons is $25,000. Shares of the Fund are offered for sale on the last business day of the week and on the last business day of the month. Although you may submit purchase orders on a daily basis, the Fund will not accept or price your order until the last business day of the week or the last business day of the month. Assuming the investor suitability and minimum purchase requirements are met and the order has been accepted, the price of shares will be the NAV per share next determined (on the last business day of each week and month). You do not pay any sales or distribution charges for purchasing shares of the Fund.

                  Once the Fund receives your purchase order, the Fund will send a confirmation letter to you indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions. On the trade date, once the NAV has been calculated, the Fund will notify you of the purchase price per share and the total dollar amount of the purchase.

                  Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer ("Settlement Date"). Payment for shares to be sold by the Fund may be wired using the following wiring instructions:

         Wire:             Emerging Markets Growth Fund, Inc.
                           c/o Wells Fargo Bank (ABA 121000248)
                           155 Fifth Street
                           San Francisco, California 94103

                           For credit to the account of:
                           American Funds Service Company
                           a/c #4600-076178
                           Emerging Markets Growth Fund, Inc.

                  Alternatively, you may send a check, made payable to Emerging Markets Growth Fund, Inc., to the following address:

                           Capital International, Inc.
                           Attn:  Abbe Shapiro
                           11100 Santa Monica Boulevard, 15th Floor
                           Los Angeles, California  90025-3384

                  In the unlikely event that the Fund receives your money prior to pricing your order, the Fund will hold that money on your behalf in an account that is maintained separately from any of the Fund's other accounts until the date on which the price is determined.

                  In addition, at the sole discretion of the Manager, you may purchase shares by tendering to the Fund developing country securities that are determined by the Manager to be appropriate for the Fund's investment portfolio. If you wish to purchase shares with securities, you should send your request by facsimile to the Fund at (310) 996-6200. The facsimile request should provide a list of all such securities and the amount of each security being offered in exchange for shares. The Fund may accept all, a portion, or none of the tendered securities. You will be notified by written communication within five (5) business days as to whether the Fund will issue shares in exchange for any of the tendered securities. If any tendered securities are accepted, you will receive shares based on the market value of the tendered securities and the NAV of the Fund's shares next determined after the decision has been made to accept securities in exchange for shares. The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund's officers. You should consult with your own tax adviser on the consequences of exchanging securities for Fund shares.

                  If you so request, the Fund will send you share certificates immediately following the date on which your payment for the shares has been received and accepted.


                              HOW TO REDEEM SHARES

Redemption Policy

                  The Fund redeems its shares at monthly intervals. You may send your redemption request to the Fund at any time. The Fund accepts redemption requests received in good order at, or prior to, the close of business (5:00 p.m. Pacific time) on the first business day of each month (the "Redemption Request Deadline"). Your redemption request will become irrevocable at the Redemption Request Deadline. You may, however, revoke your redemption request at any time prior to the Redemption Request Deadline. A redemption request will not be properly revoked unless the Fund receives, prior to the Redemption Request Deadline, a written revocation by postal or commercial delivery or by facsimile at (310) 996-6200. Your shares will be redeemed at the price determined as of the close of business (4:00 p.m. Eastern time) on the last business day of the month in which your redemption request became effective (the "Redemption Pricing Date"). The Fund will pay the proceeds of your redemption request within seven
(7) calendar days after the Redemption Pricing Date (the "Redemption Payment Date").

                  The following example, based upon a redemption request received by the Fund prior to the close of business on August 24, 2005, is intended to help you understand the Fund's Redemption Policy.

                  o August 24, 2005, prior to 5:00 p.m. Pacific time - the Fund receives your redemption request

                  o September 1, 2005, at 5:00 p.m. Pacific time (Redemption Request Deadline) - your redemption request becomes effective and irrevocable, unless a prior written revocation has been received by the Fund

                  o September 30, 2005, 4:00 p.m. Eastern time (the Redemption Pricing Date) - determination of share price at which your redemption request will be honored

                  o October 7, 2005, (Redemption Payment Date) - last date by which the Fund must send you the proceeds of your redemption

                  The Fund may also declare the Redemption Pricing Date to be sooner than the last business day of the month. For example, the Fund may accelerate the Redemption Pricing Date to usethe proceeds from sales of new shares to meet redemption requests, instead of liquidating other Fund assets for that purpose. However, the Fund may only accelerate the Redemption Pricing Date if several conditions are met, including that the Redemption Payment Date is also accelerated so that payment occurs no later than seven (7) days after the accelerated Redemption Pricing Date. The accelerated Redemption Pricing Date will only occur after the Fund has announced to the redeeming shareholders its intent to accelerate.

                  The Fund may suspend the Redemption Pricing Date and the Redemption Payment Date in any period during which the New York Stock Exchange has been closed for trading, or trading on the New York Stock Exchange has been restricted due to certain emergencies. If an emergency suspension of redemptions is in effect on a Redemption Pricing Date, the Redemption Pricing Date will be the next business day following the end of the emergency suspension of redemptions for all pending redemption requests. Likewise, if a Redemption Payment Date occurs during an emergency suspension of redemptions, redemption proceeds will be paid on the next business day following the end of the emergency suspension of redemptions for all pending redemption payments. The Fund may not otherwise modify this Redemption Policy unless it receives the approval of a majority of the Fund's shareholders and the SEC.


Redemption Procedure

                  You can redeem your shares of the Fund by sending a written request for a check or wire representing the redemption proceeds to the following address:

                           Capital International, Inc.
                           Attn:  Abbe Shapiro
                           11100 Santa Monica Boulevard, 15th Floor
                           Los Angeles, California 90025-3384

                 You may also send your redemption request by facsimile to Capital International, Inc., Attn: Abbe Shapiro at (310) 996-6200. There are no shareholder charges for redemptions. You must, however, redeem your shares in amounts of at least $25,000 (the same amount as the minimum subsequent investment in the Fund). Your redemption request must be signed by the shareholder(s) of record. In addition, the Fund may require a signature guarantee if the redemption requested (i) exceeds $75,000, (ii) requests that the redemption proceeds be sent to a person or entity other than the shareholder of record, (iii) requests that the redemption proceeds be sent to an address other than the address of record, or (iv) requests payment be sent to a record address that has been changed within the preceding 30 days. The Fund may also require additional documentation for requests for redemption of shares held in corporate, partnership or fiduciary accounts.

Mandatory Redemption

                  The sale or transfer of shares to persons not meeting the Fund's suitability standards are void and subject to mandatory redemption by the Fund.

Open-End Interval Fund Liquidity Policy

                  The Fund has adopted, as a fundamental policy, liquidity procedures designed to more easily provide for redemptions, although there can be no guarantee of that result. The Fund's liquidity policy requires that the Fund maintain a portfolio of securities such that as of each day on which the Fund's assets are valued for purposes of calculating its net asset value, at least 85% of the Fund's net assets will either: (a) mature by the next Redemption Payment Date; or (b) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date at approximately the price used in computing the Fund's net asset value.

                  In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security's liquidity and price. In determining to seek SEC approval to operate as an open-end interval fund, the Fund further considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund's shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability. Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country's economy, currency or equity markets - some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund - could adversely affect the price at which the Fund was able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

Frequent Trading of Fund Shares

                  The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. In connection with the conversion of the Fund to an open-end interval fund, the Board of Directors adopted policies and procedures regarding the purchase and redemption of Fund shares, which are discussed in the immediately preceding sections. These policies and procedures restrict the ability of shareholders to conduct frequent trading activity in the Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                  The following information is meant to be a general summary for U.S. taxpayers. Additional information regarding dividends, distributions and taxes can be found in the statement of additional information. You should rely on your own tax adviser for advice about the particular federal, state, local and foreign tax consequences to you of investing in the Fund.

Dividends and Distributions

                  The Fund will generally distribute dividends and realized net gains, if any, to you annually, usually in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the Fund or you may elect to receive them in cash. You may request a change in your election at any time. If, however, you request a change in your election after the first business day of a month in which the Fund will make a distribution and officers of the Fund determine, in their sole discretion, that the change is not in the best interest of the Fund or its shareholders, the change will not take effect until the first business day of the following month.

Taxes on Dividends and Distributions

                  Dividends and capital gain distributions you receive from the Fund will be subject to federal income tax and may also be subject to state or local taxes, unless you are exempt from taxation.

                  For federal tax purposes, taxable dividends and distributions of short-term capital gains are taxable as ordinary income. Some or all of your dividends may be eligible for a reduced tax rate if you meet a holding period requirement. The Fund's distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Taxes on Transactions

                  Redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is generally the difference between the cost of your shares and the amount you receive when you sell them.

                  You must provide the Fund with a certified correct taxpayer identification number (generally your Social Security Number or Employer Identification Number) and certify that you are not subject to backup withholding. If you fail to do so, the Internal Revenue Service ("IRS") can require the Fund to withhold 28% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-U.S. investors.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.

                                                                                    Years Ended June 30(1)

                                                                    2005          2004           2003        2002          2001
                                                                 ---------- ----------- -------------- ----------- -------------
                                                                 ---------- ----------- -------------- ----------- -------------
Net Asset Value, Beginning of Year                                  $59.35      $47.41         $44.80      $48.21        $68.69
Income from Investment Operations:
      Net investment income                                          1.35         .96            .92         .35            .68
      Net realized and unrealized gain (loss) on investments        18.86       12.24           2.21      (3.07)        (20.80)
                                                                    -----       -----           ----      ------        -------
      Total income (loss) from investment operations                20.21       13.20           3.13      (2.72)        (20.12)
                                                                    -----       -----           ----      ------        -------
Less Distributions:
      Dividends from net investment income                          (1.06)      (1.26)          (.52)       (.69)         (.36)
                                                                    ------      ------          -----       -----         -----
Net Asset Value, End of Year                                        $78.50      $59.35         $47.41      $44.80        $48.21
                                                                    ======      ======         ======      ======        ======
Total Return                                                        34.34%      27.89%          7.14%     (5.64)%      (29.31)%
Ratios/Supplemental Data:
      Net assets, end of year (in millions)                        $13,632     $15,758        $16,154     $16,258       $17,634
      Ratio of expenses to average net assets                         .71%        .70%           .70%        .70%          .68%
      Ratio of net income to average net assets                      1.96%       1.64%          2.14%       1.27%         1.25%
      Portfolio turnover rate                                       29.00%      35.36%         33.70%      26.22%        26.10%
---------------------------------------------------------------- ---------- ----------- -- ----------- ----------- -------------


(1) Starting with the year ended June 30, 2004, the per-share data is based on average shares outstanding.

                         MORE INFORMATION ABOUT THE FUND

----------------------------------------------------------- ----------------------------------------------------
  SHAREHOLDER SERVICES                                      (800) 421-0180 x96245

  INVESTMENT ADVISER                                        Capital International, Inc.
                                                            11100 Santa Monica Boulevard, 15th Floor
                                                            Los Angeles, California 90025-3384

  CUSTODIAN                                                 JPMorgan Chase Bank
                                                            270 Park Avenue
                                                            New York, NY 10017-2070

  DIVIDEND PAYING AND TRANSFER AGENT                        American Funds Service Company
                                                            135 South State College Boulevard
                                                            Brea, California  92821-5823

  LUXEMBOURG TRANSFER AGENT                                 Banque Internationale a Luxembourg S.A.


----------------------------------------------------------- ----------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS The shareholder reports contain additional information about the Fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Fund's investment strategies, and the independent registered public accounting firm's report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND CODES OF ETHICS The current SAI, as amended from time to time, contains more detailed information on all aspects of the Fund and is incorporated by reference in the prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics, which is included in the SAI, describes the personal investing policies adopted by the Fund and the Fund's investment adviser and its affiliated companies.

The codes of ethics and the SAI are on file with the SEC. These and other related materials about the Fund are available free of charge on the SEC website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may also obtain copies of these materials, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling (202) 942-8090.

For a complimentary copy of the current SAI, codes of ethics, or annual/semi-annual report, or to request other information about the Fund or make shareholder inquiries, please call (800) 421-0180 x96245 or write to the Secretary of the Fund at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, 90025-3384. The Fund does not have an internet website.






Registration No. 811-4692

                       EMERGING MARKETS GROWTH FUND, INC.





                 THIS STATEMENT OF ADDITIONAL INFORMATION DATED
               NOVEMBER 1, 2005 IS NOT A PROSPECTUS. IT SHOULD BE
                   READ IN CONJUNCTION WITH THE PROSPECTUS OF
                       EMERGING MARKETS GROWTH FUND, INC.,
                      DATED NOVEMBER 1, 2005, WHICH MAY BE
                     OBTAINED FREE OF CHARGE UPON REQUEST TO
                       EMERGING MARKETS GROWTH FUND, INC.,
                   11100 SANTA MONICA BOULEVARD, LOS ANGELES,
                              CALIFORNIA 90025-3384
                              (800) 421-0180 x96245








This statement of additional information incorporates by reference financial statements of the Emerging Markets Growth Fund, Inc. from the Fund's most recent annual and semi-annual reports to shareholders. You can obtain copies of those reports by calling (800) 421-0180 x96245.

                                TABLE OF CONTENTS

                                                                      Page


FUND HISTORY...........................................................B-3

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS.......................B-3

CERTAIN NON-FUNDAMENTAL POLICIES.......................................B-6

RISK FACTORS AND OTHER CONSIDERATIONS..................................B-8

   Investment and Repatriation Restrictions............................B-8
   Currency Fluctuations...............................................B-8
   Potential Market Volatility.........................................B-8
   Government in the Private Sector....................................B-8
   Investor Information................................................B-8
   Taxation............................................................B-9
   Litigation..........................................................B-9
   Fraudulent Securities...............................................B-9
   Loans and Loan Participations.......................................B-9
   Settlement Risks....................................................B-9
   Russia.............................................................B-10

ADDITIONAL INVESTMENT STRATEGIES......................................B-10

   Currency Hedging Transactions......................................B-10
   Options on Securities and Securities Indexes.......................B-11
   Other Financial Futures and Related Options........................B-11
   Swap Agreements....................................................B-12
   Equity Linked Notes................................................B-13
   Securities Lending.................................................B-13

RISK FACTORS..........................................................B-14

   Currency Hedging Transactions......................................B-14
   Options on Securities and Securities Indexes.......................B-14
   Other Financial Futures and Related Options........................B-14
   Swap Agreements....................................................B-15
   Equity Linked Notes................................................B-15
   Counterparty Risk..................................................B-16

PORTFOLIO TURNOVER....................................................B-16

DISCLOSURE OF PORTFOLIO HOLDINGS......................................B-16

MANAGEMENT............................................................B-17

   The Board of Directors.............................................B-17
   Committees of the Board of Directors...............................B-17

MANAGEMENT OF THE FUND................................................B-19

FUND SHARES OWNED BY DIRECTORS........................................B-25

DIRECTOR COMPENSATION.................................................B-25

DIRECTOR COMPENSATION TABLE...........................................B-26

PRINCIPAL SHAREHOLDERS................................................B-26

PORTFOLIO MANAGER INFORMATION.........................................B-27

   Portfolio Manager Fund Holdings....................................B-27
   Other Accounts Managed by Fund Portfolio Managers..................B-27
   Potential Conflicts of Interest....................................B-29
   Compensation of Investment Professionals...........................B-29

INVESTMENT ADVISORY AND OTHER SERVICES................................B-29

   The Manager........................................................B-30
   Investment Advisory and Service Agreement..........................B-30
   Personal Investing Policy..........................................B-31

PROXY VOTING POLICIES AND PROCEDURES..................................B-31

   Policy.............................................................B-31
   Procedures.........................................................B-32

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR........B-35

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL.............................B-35

PORTFOLIO TRANSACTIONS AND BROKERAGE..................................B-35

CAPITAL STOCK.........................................................B-36

PURCHASE AND PRICING OF SHARES........................................B-37

   Purchasing Shares..................................................B-37
   Pricing Shares.....................................................B-37

TAXES AND DISTRIBUTIONS...............................................B-38

   Dividends and Capital Gain Distributions...........................B-39
   Shareholder Taxation...............................................B-42

FINANCIAL STATEMENTS..................................................B-44

                                  FUND HISTORY

                  Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end investment company. The Fund converted its structure to that of an open-end interval investment company ("open-end interval fund") effective July 1, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares on a monthly basis at net asset value, without undue disruption to the Fund's portfolio or interference with the Fund's investment objective.

                   The Fund is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing, or "emerging" securities markets.

                FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

                  The Fund is a diversified, open-end interval fund. The Fund intends to achieve long-term capital growth through investment in developing country securities. As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding shares:


         1.       invest in securities having unlimited liability;

         2. issue senior securities (except warrants issued to the Fund's shareholders and except as may arise in connection with certain security purchases, all subject to limits imposed by the Investment Company Act of 1940 (the "1940 Act")), borrow money (except that the Fund may borrow (a) in connection with hedging a particular currency exposure and (b) from banks for temporary or emergency purposes, such borrowings not to exceed 5% of the value of its total assets (excluding the amount borrowed)), and pledge its assets (except to secure such borrowings);

         3. invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

         4. make investments for the purpose of exercising control or management;

         5. engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

         6. purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country; or (ii) with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any single issuer; or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

         7. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

         8. lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures, loan participations or other debt securities in which financial institutions generally invest, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the U.S. Securities and Exchange Commission ("SEC"); and

         9. purchase any securities if as a result, with respect to 75% of its total assets, the Fund would own more than 10% of the outstanding voting securities of any one issuer.

                  Moreover, as a fundamental policy, the Fund will maintain a portfolio of securities such that, as of each day on which the Fund's assets are valued for purposes of calculating its net asset value, at least 85% of the Fund's assets will either: (a) mature by the next Redemption Payment Date; or
(b) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date (as such terms are defined in the prospectus) at approximately the price used in computing the Fund's net asset value. The Redemption Policy, as described in the prospectus, also constitutes a fundamental policy of the Fund.

                  In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security's liquidity and price. In determining to seek SEC approval to operate as an open-end interval fund, the Fund further has considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund's shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability. Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country's economy, currency or equity markets - some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund - could adversely affect the price at which the Fund was able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

                  In addition to the investment restrictions described above, the Fund is subject to certain diversification requirements based on its status as a "diversified" investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund's outstanding shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

                  These policies apply only at the time a transaction is entered into. Any subsequent change in the percentage of Fund assets invested in certain securities, or other instruments resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until Capital International, Inc. (the "Manager") determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund.

                  With respect to investment restrictions 2., 3., and 5., the Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of segregated assets consisting of liquid assets, or by maintenance of an appropriate offsetting position.

                  With respect to item (iii) of investment restriction 6., it is the current position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

                  For purposes of applying the terms of investment restrictions number 6. and 9., the Fund makes reasonable determinations as to the identity of individual issuers of securities in the Fund's portfolio, and as to whether the Fund has acquired an investment that would have the status of a "voting security" under U.S. law. Most issuers represented in the Fund's portfolio are organized under laws other than those of the U.S., some of which may permit forms of organization and equity participation not common in the U.S. Because of this, the Fund may be required to consider a number of factors in order to reach definitive conclusions as to who is the effective "issuer" of a security (and as to whether a security is a "voting security"). These factors may include the relative significance of legal rights and remedies that attach to an investment; whether the issuer operates alone or as part of a family of companies engaged in substantially the same or different lines of business; and, in the case of investments in pooled investment vehicles, whether a particular investment opportunity is offered by a single issuer or by multiple issuers, whether they operate under common control, and whether they have the same objectives and policies.

                  Consistent with rules relating to the determination of beneficial ownership under the Securities Exchange Act of 1934, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions
6. and 9. With respect to the limits described in investment restrictions 6. and
9. above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's pro rata interest in an issuer or a class of an issuer's securities and provided that the Manager has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

                 The Fund's limitation on borrowing does not prohibit "borrowing in connection with hedging a particular currency exposure." The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts. Borrowing by the Fund will be covered in accordance with the requirements of the 1940 Act.

                  Notwithstanding any of the above investment restrictions, the Fund may establish wholly owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

                  Although the Fund's day-to-day compliance with its fundamental investment objectives and policies has been delegated to the Manager, the Board of Directors oversees the Fund's compliance with its fundamental policies and objectives.

                        CERTAIN NON-FUNDAMENTAL POLICIES

                  Under normal market conditions, the Fund invests no less than 80% of its assets in developing country securities. The Fund invests principally in developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled and/or have their principal place of business in countries that have securities markets approved for investment by the Fund's Board of Directors ("Qualified Markets"). These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other types of depositary receipts. The Fund may invest in securities of issuers that are not domiciled or do not have their principal place of business in developing countries, provided that, at least 75% of such issuers' assets are in developing countries, or such issuers expect to derive at least 75% of their total revenue or profits from goods or services produced in or sales made in developing countries. The Fund may invest a portion of its assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries but that have or will have substantial assets in developing countries, and/or derive or expect to derive a substantial proportion of their total revenue or profit from either goods and services produced in, or sales made in, developing countries.

                  The Fund's Board of Directors will, in its discretion and in consultation with the Manager, select Qualified Markets for primary investment by the Fund taking into account, among other factors, market liquidity, availability of information and official regulation, including fiscal and foreign exchange repatriation rules. As of the date of this statement of additional information, the markets in the following countries had been approved by the Board of Directors as Qualified Markets: Argentina, Brazil, Chile, China, Colombia, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela. The Board of Directors will revise its selection of Qualified Markets as additional markets are determined by the Board of Directors to be appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

                  The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities") and in securities of issuers that are domiciled in and/or have their principal place of business in a developing country but not in a Qualified Market ("non-qualified market developing country securities"). The Fund's Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund's assets in aggregate (taken at the time of purchase): (i) in illiquid securities, and (ii) in non-qualified market developing country securities (or investment companies that invest solely in non-qualified market developing country securities). The Fund's investments in non-qualified market developing country securities shall also be limited to 1% of the Fund's assets (taken at the time of purchase) in any one issuer and 2% of the Fund's assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the fundamental restrictions to which the Fund is subject, the particular mix of securities held by the Fund at any time will be determined by the Manager under the supervision of, and within any guidelines established by, the Board of Directors.

                  The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund's Manager in seeking diversification, and such evaluations generally focus on past performance and comparisons of the issuer with other companies in its industry or country, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

                  The Fund will not purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result, investments in a single issuer would exceed 10% of the Fund's total assets. A change in this limitation would require approval by the Fund's Board of Directors and an amendment to the Fund's prospectus.

                  The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long-and short-term debt instruments, where the investment is consistent with the Fund's objective of long-term capital growth. Such investments are considered by the Fund to be developing country securities, and could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include "loan participations", which involve the purchase of a "portion" of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.

                  The Fund also may invest in shares of other investment companies that invest in one or more Qualified Markets. If the Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Manager), but also will bear indirectly similar expenses of the underlying investment companies.

                  The Fund may also invest in shares of investment companies for which the Manager or an affiliate of the Manager serves as manager. The Fund has received an SEC exemptive order permitting the Fund to invest in New Europe East Investment Fund, a closed-end, Luxembourg investment fund organized by the Manager for the purpose of investing in securities of companies or commercial operations domiciled in the countries of East Central Europe and the former Soviet Republics. The Fund has also received an SEC exemptive order permitting the Fund to invest New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the Manager for the purpose of investing in the South East Asia and China regions. The Fund has also received SEC exemptive orders permitting the Fund to invest in each of Capital International Global Emerging Markets Private Equity Fund, L.P., and Capital International Private Equity Fund IV, L.P., global private equity funds that have been organized by the Manager. With respect to any such investments in investment companies advised by the Manager or an affiliate thereof, the Manager will waive all fees attributable to the Fund's holdings in such investment companies. To effectuate this waiver, the Fund's holdings in any such investment company would be excluded from the net assets of the Fund in the calculation of the Manager's fee.

                  The Fund may invest up to 35% of its net assets in the securities of issuers in a single country. As of June 30, 2005, the Fund had invested approximately 18.0% of its net assets in South Korea, 12.5% of its net assets in Taiwan, 12.3% of its net assets in Brazil, 10.3% of its net assets in India and 7.2% of its net assets in South Africa. Investors should be aware that, given the extent of the Fund's investment in South Korea, Taiwan, Brazil, India and South Africa adverse developments in these countries could substantially affect the Fund's investment results.

                      RISK FACTORS AND OTHER CONSIDERATIONS

                  The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

Investment and Repatriation Restrictions

                  A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund's response might include, among other things, applying to the appropriate authorities for waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

Currency Fluctuations

                  In accordance with its investment objective, the Fund's assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign countries. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluation in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See "Additional Investment Strategies-Currency Hedging Transactions."

Potential Market Volatility

                  Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

Government in the Private Sector

                  Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund's investments.

Investor Information

                  The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets because of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent the Manager may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation

                  Taxation of dividends, interest and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to tax that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation

                  The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent Securities

                  It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets and as a consequence the Fund could suffer a loss.

Loans and Loan Participations

                  The Fund may invest, subject to its overall limitation on debt securities, in loans and loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing loan participations, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loans and loan participations present the possibility that in the U.S., the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loans and loan participations are often considered to be illiquid.

Settlement Risks

                  Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards that are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. There can be no certainty, however, that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

Russia

                  Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Fund's custodian or subcustodian or in an effective central depository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even oversight. The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations. However, such extracts are not legally enforceable and would not prevent loss or dilution of the Fund's ownership rights from fraudulent or negligent acts or oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk.

                  The Fund seeks, as feasible, to reduce these risks by careful management of its assets. There can be no assurance that these efforts will be successful.

                        ADDITIONAL INVESTMENT STRATEGIES

Currency Hedging Transactions

                  For the purpose of hedging currency exchange rate risk, the Fund may enter into forward currency exchange contracts, currency futures contracts (and related options) and purchase and sell options on currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

                  A currency futures contract is a standardized contract for the delivery of a specified amount of a currency at a future date at a price set at the time of entering into the contract. Currency futures contracts traded in the U.S. are traded on regulated exchanges. Parties to futures contracts must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily "variation" margin payments as the value of the futures contract fluctuates thereafter. Options on currency futures contracts give the holder of the option, in return for a premium, the right to take either the long or short position in a currency futures contract at a specified price. Options on currencies are exchange-traded or over-the-counter instruments that give the holder of the option the right to purchase or sell a specified amount of currency at a specified price.

                  At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss. Options on currency futures contracts or currency options held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency.

                  Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, or otherwise may not purchase or sell any such futures contracts or options, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the fair market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and in accordance with the rules governing the relevant contract market.

                  The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligation with liquid assets in an amount sufficient to meet its obligations.

                  Such transactions may also affect the character and timing of income, gain, or loss recognized by the Fund for U.S. federal income tax purposes.

Options on Securities and Securities Indexes

                  The Fund may purchase and sell call and put options on individual securities or indexes of securities. Put options may be used to protect holdings in an underlying or related security against a substantial decline in market value. Call options may be used to protect against substantial increases in prices of securities the Fund intends to purchase, pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

Other Financial Futures and Related Options

                  In addition to currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into certain financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund may make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to securities indices or other baskets of securities.

                  The Fund will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) or, subject to certain limits, other investment and speculative purposes (as discussed above under "Currency Hedging Transactions").

Swap Agreements

                  The Fund may enter into interest rate, credit default, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. The Fund may also use interest rate swaps to alter the interest rate sensitivity and yield exposure of the Fund's fixed income investments. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

                  The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund may collateralize the net amount under a swap agreement by posting or receiving agreed upon collateral, subject to certain thresholds and minimum transfer amounts. In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will typically be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be a "senior security" for purposes of the Fund's investment restriction concerning senior securities.

                  In a typical equity swap transaction involving a security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), adjusted for an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate liquid assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that any of its commitments under equity swap agreements would constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

Equity Linked Notes

                  The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

                  An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

                  The ability of the Fund to invest in equity linked notes may be limited by certain provisions of the U.S. federal commodities laws. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition subject to certain conditions.

Securities Lending

                  For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. When making such a loan, the Fund will be entitled to any gain or loss on the security during the loan period, and the Fund will earn interest on the amount deposited as collateral for the loan. If the borrower fails to return the loaned securities, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess replacement cost. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                  The Fund may make loans of its portfolio securities provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% and 105% of the market value of the loaned U.S. and non-U.S. securities, respectively; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund (including the collateral received from such loans).

                  When voting or consent rights which accompany loaned securities pass to the borrower, the Fund may call the loaned securities to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in the securities. The Fund may pay lending fees to a party arranging a loan.



                     RISK FACTORS ASSOCIATED WITH ADDITIONAL
                              INVESTMENT STRATEGIES

Currency Hedging Transactions

                  The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency. To date, however, the Fund has engaged in a limited number of currency hedging transactions. It is the Manager's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange rate risk. Moreover, even if it was to attempt to do so, the Fund could not, through hedging transactions, eliminate all the risks of holding assets denominated in a particular currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency in which the Fund's assets are denominated. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a less favorable overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Options on Securities and Securities Indexes

                  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on an option, the Fund may be unable to close out a position.

                  Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

Other Financial Futures and Related Options

                  Several risks are associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Swap Agreements

                  Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have lengthy terms, swap agreements may be considered to be illiquid investments. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. In addition, the swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Equity Linked Notes

                  The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

                  Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Manager to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and many emerging market countries are rated below investment grade, equity linked notes related to securities of issuers in those emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

                  As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

Counterparty Risk

                  The Fund bears the risk of loss of the amount expected to be received under any of the financial instruments described above if the counterparty defaults on any of these instruments or declares bankruptcy. The Fund will enter into arrangements only with the counterparties that meet certain standards for creditworthiness adopted by the Manager.

                               PORTFOLIO TURNOVER

                  The Fund's portfolio turnover rates for the fiscal years ended June 30, 2005, 2004 and 2003 were 29.00%, 35.36% and 33.70%, respectively. The portfolio turnover rate is expected to be less than 100% each fiscal year.

                  Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30, 2005, 2004, and 2003 amounted to $34,842,567, $44,892,194 and $29,420,718, respectively. The volume of trading activity increased during the 2004 fiscal year, resulting in an increase in brokerage commissions paid on portfolio transactions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


                  The Manager, on behalf of the Fund, has adopted policies and procedures with respect to the disclosure of information about the Fund's portfolio holdings. These policies and procedures have been reviewed by the Fund's Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the Fund's Chief Compliance Officer.

                  Under this policy, summary reports containing information regarding the Fund's twenty largest equity holdings, dated as of the end of each calendar month, will be made available to all institutional shareholders no earlier than the tenth business day after the end of each month. Additionally, the Fund's complete list of portfolio holdings, dated as of the end of each calendar month, will be provided to shareholders and their respective service providers, upon their request, no earlier than the tenth business day after the end of such month. This information, however, may be disclosed earlier to affiliated persons of the Fund (including the Fund's Board members and officers, and certain personnel of the Manager and its affiliates) and certain service providers (such as the Fund's custodian and outside counsel) for legitimate business and oversight purposes.

                  Affiliated persons of the Fund as described above who receive portfolio holding information are subject to restrictions and limitations on the use and handling of such information pursuant to a code of ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Third party service providers of the Fund receiving such information are subject to confidentiality obligations.

                  Neither the Fund nor the Manager or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio holdings. Additionally, other than the persons described above, the Fund's portfolio holding information will not be disclosed to any person until such information is publicly filed with the SEC in a filing that is required to include such information.

                  The Manager's executive officers are authorized to disclose the Fund's portfolio holdings and the authority to establish policies with respect to such disclosures resides with the Manager. In exercising its authority, the Manager determines whether disclosure of information about the Fund's portfolio holdings is appropriate and in the best interest of the Fund's shareholders. The Manager has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of the Fund's holdings. For example, the Manager's code of ethics specifically requires, among other things, the safeguarding of information about the Fund's holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with the Fund's portfolio transactions. In addition, the Manager believes that its current policy of not selling portfolio holdings information and not disclosing such information to any party (other than the persons described above, such as the Fund's shareholders and certain service providers) until such information is disclosed in a publicly available filing with the SEC, helps reduce potential conflicts of interest between the Fund's shareholders and the Manager and its affiliates.


                                   MANAGEMENT

The Board of Directors

                  The Board of Directors, which is elected by the shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The Manager has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Manager will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The Manager and the shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries or in those companies that derive a substantial portion of their revenue or profit from goods and services produced in or sales made in developing countries, which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.

                  The Bylaws of the Fund, as amended, (the "Bylaws") provide that shareholders are required to elect members of the Board of Directors only to the extent required by the 1940 Act. The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

Committees of the Board of Directors

                  The Fund has an Audit Committee comprised of Raymond Kanner, William B. Robinson, Gerrit Russelman and Aje K. Saigal, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee oversees the Fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Fund's principal service providers. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors. There were five Audit Committee meetings held during the 2005 fiscal year.

                  The Fund has a Committee on Directors comprised of Collette D. Chilton, Beverly L. Hamilton and Helmut Mader, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee reviews annually the independence of legal counsel and makes its recommendation to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board of Directors. Such suggestions must be sent in writing to the Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There were three meetings of the Committee on Directors during the 2005 fiscal year.

                  The Fund has a Contracts Committee comprised of Collette D. Chilton, Beverly L. Hamilton, Raymond Kanner, Helmut Mader, William B. Robinson, Gerrit Russelman and Aje K. Saigal, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its Manager or the Manager's affiliates, such as the investment advisory and service agreement, and shareholder services agreement that the Fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2005 fiscal year.

                  While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the U.S. As a result, it will be difficult for U.S. investors to effect service of process upon such Directors or officers within the U.S., or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the U.S. In management's view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against foreign Directors or officers in original actions. The following Directors of the Fund are non-U.S. residents: Helmut Mader, William B. Robinson, Gerrit Russelman and Aje K. Saigal.

                  The name and principal occupation during the past five years and other information with respect to each of the Directors and officers of the Fund are as follows:

                             MANAGEMENT OF THE FUND

====================================================================================================================================
          Name and Age              Position         Year First           Principal Occupation(s) During          Number of Boards
                                    with the          Elected                      Past 5 Years                   Within the Fund
                                      Fund           a Director                                                 Complex(2) on Which
                                                   of the Fund(1)                                                 Director Serves
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
"Non-interested" Directors
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Collette D. Chilton             Director              1999           President and Chief Investment                    1
  Age:  47                                                             Officer, Lucent Asset Management
                                                                       Corp.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Beverly L. Hamilton             Director              1991           Retired President, ARCO Investment                1
  Age: 59                                                              Management Company

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Raymond Kanner                  Director              1997           Director, Global Equity Investments,              1
  Age: 52                                                              IBM Retirement Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Helmut Mader                    Director              1986           Former Director, Deutsche Bank AG                 1
  Age:  63
------------------------------------------------------------------------------------------------------------------------------------



========================================================================
          Name and Age                  Other Directorships(3) Held
                                                by Director


------------------------------------------------------------------------
------------------------------------------------------------------------
"Non-interested" Directors
------------------------------------------------------------------------
------------------------------------------------------------------------
  Collette D. Chilton                 None
  Age:  47

------------------------------------------------------------------------
------------------------------------------------------------------------
  Beverly L. Hamilton                 Oppenheimer Funds
  Age: 59                             (director for 38 portfolios in
                                      the fund complex)
------------------------------------------------------------------------
------------------------------------------------------------------------
  Raymond Kanner                      None
  Age: 52
------------------------------------------------------------------------
------------------------------------------------------------------------
  Helmut Mader                        None
  Age:  63
------------------------------------------------------------------------


====================================================================================================================================
          Name and Age              Position         Year First           Principal Occupation(s) During          Number of Boards
                                    with the          Elected                      Past 5 Years                   Within the Fund
                                      Fund           a Director                                                 Complex(2) on Which
                                                   of the Fund(1)                                                 Director Serves
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
"Non-interested" Directors
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

  William B. Robinson            Director               1986           Director, Reckson Asset Management                1
  Age:  67                                                             Australia Limited;
                                                                       Director, Unwired Australia Group
                                                                       Limited (Internet service provider);
                                                                       Former Director, Deutsche Asset
                                                                       Management Australia Limited
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Gerrit Russelman               Director               2001           Adviser to the Managing Director,                 1
  Age:  60                                                             Investments, Pensioenfonds PGGM
------------------------------------------------------------------------------------------------------------------------------------





===================================================================
          Name and Age             Other Directorships(3) Held
                                           by Director


-------------------------------------------------------------------
-------------------------------------------------------------------
"Non-interested" Directors
-------------------------------------------------------------------
-------------------------------------------------------------------

  William B. Robinson                None
  Age:  67




-------------------------------------------------------------------
-------------------------------------------------------------------
  Gerrit Russelman                   None
  Age:  60
-------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
         Name and Age             Position          Year First           Principal Occupation(s) During          Number of Boards
                                  with the           Elected                      Past 5 Years                    Within the Fund
                                    Fund            a Director                                                  Complex(2) on Which
                                                  of the Fund(1)                                                  Director Serves
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Aje K. Saigal                 Director               2000           Director, Investment Policy and                    1
  Age:  49                                                            Strategy, Government of Singapore
                                                                      Investment Corporation Pte Ltd.
------------------------------------------------------------------------------------------------------------------------------------

Board of Directors and Officers

------------------------------------------------------------------------------------------------------------------------------------
         Name and Age             Position         Year First           Principal Occupation(s) During           Number of Boards
                                  with the          Elected                    Past 5 Years and                   Within the Fund
                                    Fund           a Director                   Positions Held                  Complex(2) on Which
                                                 and/or Officer            with Affiliated Entities                  Director
                                                 of the Fund(1)                of the Fund                       or Officer Serves
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
"Interested" Directors(4)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Robert Ronus                   Chairman of          2003           Senior Vice President, Capital                      1
  Age:  62                       the Board                           International, Inc.; Vice Chairman of
                                                                     the Board, Capital Guardian Trust
                                                                     Company;(5) Senior Vice President,
                                                                     Capital International Limited;(5)
                                                                     Director, Capital Group International,
                                                                     Inc.;(5) Director, The Capital Group
                                                                     Companies, Inc.(6)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  David I. Fisher                Vice                 1986           Vice Chairman of the Board, Capital                 1
  Age:  66                       Chairman of                         International, Inc.; Chairman of the
                                 the Board                           Board, Capital Guardian Trust
                                                                     Company;(5) Vice Chairman of the
                                                                     Board, Capital International
                                                                     Limited;(5) Director, Capital
                                                                     International Research, Inc.;(5)
                                                                     Director, Capital Group Research,
                                                                     Inc.;(5) Chairman of the Board,
                                                                     Capital Group International, Inc.;(5)
                                                                     Director, The Capital Group Companies,
                                                                     Inc.(6)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Shaw B. Wagener                President            1997           Chairman of the Board, Capital                      1
  Age:  46                       and Chief                           International, Inc.; Director, Capital
                                 Executive                           Guardian Trust Company;(5) Senior Vice
                                 Officer                             President and Director, Capital Group
                                                                     International, Inc.;5 Director, The
                                                                     Capital Group Companies(6)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Victor D. Kohn                 Executive            1996           President and Director, Capital                     1
  Age:  48                       Vice                                International, Inc.; Senior Vice
                                 President                           President, Capital International
                                                                     Research, Inc.(5)
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
         Name and Age                 Other Directorships(3) Held
                                              by Director


----------------------------------------------------------------------
----------------------------------------------------------------------
  Aje K. Saigal                     None
  Age:  49

----------------------------------------------------------------------

Board of Directors and Officers

---------------------------------------------------------------------
         Name and Age                 Other Directorships(3) Held
                                        by Director or Officer



---------------------------------------------------------------------
---------------------------------------------------------------------
"Interested" Directors(4)
---------------------------------------------------------------------
---------------------------------------------------------------------
  Robert Ronus                       None
  Age:  62






---------------------------------------------------------------------
---------------------------------------------------------------------
  David I. Fisher                    None
  Age:  66










---------------------------------------------------------------------
---------------------------------------------------------------------
  Shaw B. Wagener                    None
  Age:  46




---------------------------------------------------------------------
---------------------------------------------------------------------
  Victor D. Kohn                     None
  Age:  48


---------------------------------------------------------------------

Chairman Emeritus(7)

-----------------------------------------------------------------------------------------------------------------------------------
         Name and Age             Position           Year First           Principal Occupation(s) During         Number of Boards
                                  with the            Elected                    Past 5 Years and                 Within the Fund
                                    Fund             a Director                   Positions Held                Complex(2) on Which
                                                   and/or Officer            with Affiliated Entities                Director
                                                   of the Fund(1)                   of the Fund                  or Officer Serves
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Walter P. Stern               Chairman                1991           Vice Chairman, Capital International,             1
  Age:  77                      Emeritus                               Inc., Senior Vice President, Capital
                                                                       International, S.A.(5) and Vice
                                                                       Chairman, Capital Group International,
                                                                       Inc.(5)
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------
         Name and Age                 Other Directorships(3) Held
                                        by Director or Officer



--------------------------------------------------------------------
--------------------------------------------------------------------
  Walter P. Stern                     None
  Age:  77



--------------------------------------------------------------------



===================================================================================================
       Name and Age                          Position                       Year First Elected
                                             with the                           an Officer
                                               Fund                           of the Fund(1)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Other Officers
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Nancy J. Kyle             Senior Vice President                                  1996
  Age:  55
---------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------
  Michael A. Felix          Vice President and Treasurer                           1993
  Age:  44

---------------------------------------------------------------------------------------------------
  Peter C. Kelly            Vice President                                         1996
  Age:  46


---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Robert H. Neithart        Vice President                                         2000
  Age:  40

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Abbe G. Shapiro           Vice President                                         1997
  Age:  46
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Lisa B. Thompson          Vice President                                         2000
  Age:  40
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Nelson N. Lee             Secretary                                              2005
  Age:  35
---------------------------------------------------------------------------------------------------


==================================================================================================
       Name and Age                            Principal Occupation(s) During
                                              Past 5 Years and Positions Held
                                                  with Affiliated Entities
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Other Officers
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Nancy J. Kyle              Vice Chairman of the Board, Capital Guardian Trust Company(5)
  Age:  55
--------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------
  Michael A. Felix           Senior Vice President and Director, Capital International, Inc.;
  Age:  44                   Senior Vice President, Treasurer and Director, Capital Guardian
                             Trust Company(5)
--------------------------------------------------------------------------------------------------
  Peter C. Kelly             Senior Vice President, Senior Counsel, Secretary and Director,
  Age:  46                   Capital International, Inc.; Senior Vice President, Senior Counsel
                             and Director, Capital Guardian Trust Company;(5) Secretary, Capital
                             Group International, Inc.(5)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Robert H. Neithart         Executive Vice President and Research Director of Emerging Markets,
  Age:  40                   and Director, Capital International Research, Inc.;(5) Vice
                             President, Capital Strategy Research(5)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Abbe G. Shapiro            Vice President, Capital International, Inc.; Vice President,
  Age:  46                   Capital Guardian Trust Company(5)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Lisa B. Thompson           Senior Vice President, Capital International Research, Inc.(5)
  Age:  40
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Nelson N. Lee              Counsel, Capital International, Inc.; Counsel, Capital Guardian
  Age:  35                   Trust Company(5)
--------------------------------------------------------------------------------------------------




===================================================================================================
       Name and Age                         Position                       Year First Elected
                                            with the                           an Officer
                                              Fund                           of the Fund(1)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Laurie D. Neat            Assistant Secretary                                   2005
  Age:  34
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Jeanne M. Nakagama        Assistant Treasurer                                   2000
  Age:  47
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Lee K. Yamauchi           Assistant Treasurer                                   2000
  Age:  43
---------------------------------------------------------------------------------------------------


==================================================================================================
       Name and Age                           Principal Occupation(s) During
                                              Past 5 Years and Positions Held
                                                 with Affiliated Entities
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Laurie D. Neat            Senior Compliance Specialist, Capital International, Inc.; Senior
  Age:  34                  Compliance Specialist, Capital Guardian Trust Company(5)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Jeanne M. Nakagama        Vice President, Capital International, Inc.; Vice President, Capital
  Age:  47                  Guardian Trust Company(5)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Lee K. Yamauchi           Vice President, Capital International, Inc.; Vice President, Capital
  Age:  43                  Guardian Trust Company(5)
--------------------------------------------------------------------------------------------------










1 Directors and officers of the Fund serve until their resignation, removal or retirement.

2 Capital International, Inc. serves as investment manager for the Fund, and does not act as investment manager for other registered investment companies.

3 This includes all directorships (other than those in the Fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.

4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Manager, or its affiliated entities.

5    Company affiliated with the Manager

6    Parent company of the Manager

7    Mr. Stern is a non-voting member of the Board.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 11100 SANTA MONICA BOULEVARD, 15TH FLOOR, LOS ANGELES, CALIFORNIA 90025-3384, ATTENTION: FUND SECRETARY.

             FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2004

=================================== =====================================================
Name                                   Aggregate Dollar Range(1) of Fund Shares Owned
=================================== =====================================================
=================================== =====================================================

"Non-Interested Directors"
=================================== =====================================================
=================================== =====================================================
           Collette D. Chilton                              None
----------------------------------- -----------------------------------------------------
----------------------------------- -----------------------------------------------------
           Beverly L. Hamilton                         Over $100,000
----------------------------------- -----------------------------------------------------
----------------------------------- -----------------------------------------------------
           Raymond Kanner                            $10,001 - $50,000
----------------------------------- -----------------------------------------------------
----------------------------------- -----------------------------------------------------
           Helmut Mader                                     None
----------------------------------- -----------------------------------------------------
----------------------------------- -----------------------------------------------------
           William B. Robinson                              None
----------------------------------- -----------------------------------------------------
----------------------------------- -----------------------------------------------------
           Gerrit Russelman                                 None
----------------------------------- -----------------------------------------------------
----------------------------------- -----------------------------------------------------
           Aje K. Saigal                                    None
=================================== =====================================================
=================================== =====================================================

"Interested Directors"(2)
=================================== =====================================================
=================================== =====================================================
           David I. Fisher                             Over $100,000
----------------------------------- -----------------------------------------------------
----------------------------------- -----------------------------------------------------
           Victor D. Kohn                              Over $100,000
----------------------------------- -----------------------------------------------------
----------------------------------- -----------------------------------------------------
           Robert Ronus                                Over $100,000
----------------------------------- -----------------------------------------------------
----------------------------------- -----------------------------------------------------
           Shaw B. Wagener                             Over $100,000
=================================== =====================================================

1 Ownership disclosure is made using the following ranges; None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000.

2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Manager, Capital International, Inc. or its affiliated entities.

      DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED JUNE 30, 2005

                  Effective July 1, 1998, the Fund began to pay fees of $10,000 per annum to Directors who are not affiliated with the Manager, plus $3,000 for each Board of Directors meeting attended. Beginning July 1, 2004, the Board of Directors approved an increase in fees to $25,000 per annum plus an additional retainer fee of $5,000 per annum for each independent director who serves as Audit Committee chair and $3,000 per annum for each independent director who serves as chair of the Committee on Directors or chair of the Contracts Committee. The Board also approved payment of $1,000 for each committee meeting attended by committee members. The $3,000 board meeting fee remained unchanged. Certain Directors are prohibited from receiving fees based on their employers' policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan. The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager. Six Directors own Fund shares, four of whom are affiliated with the Manager. Each of a majority of the non-affiliated Directors has a business affiliation with an institutional shareholder in the Fund. For the Fund's Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.

                  For the fiscal year ended June 30, 2005, the Fund paid the following compensation to Directors of the Fund:


                           DIRECTOR COMPENSATION TABLE

================================== ======================== ===========================
        Name and Position          Aggregate Compensation    Total Compensation From
                                          from Fund           Fund and Fund Complex
                                                                Paid to Directors
---------------------------------- ------------------------ ---------------------------
---------------------------------- ------------------------ ---------------------------

       Beverly Hamilton(1)                 $44,000                   $44,000
---------------------------------- ------------------------ ---------------------------
---------------------------------- ------------------------ ---------------------------

         Helmut Mader(1)                   $47,000                   $47,000
---------------------------------- ------------------------ ---------------------------
---------------------------------- ------------------------ ---------------------------

       William B. Robinson                 $54,000                   $54,000
---------------------------------- ------------------------ ---------------------------
---------------------------------- ------------------------ ---------------------------

        Gerrit Russelman                   $49,000                   $49,000
---------------------------------- ------------------------ ---------------------------
---------------------------------- ------------------------ ---------------------------

        Aje K. Saigal(2)                   $42,000                   $42,000
================================== ======================== ===========================


1 All compensation was voluntarily deferred. Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) through June 30, 2005 for currently participating Directors is as follows: Beverly Hamilton ($221,775) and Helmut Mader ($240,482).

2 Compensation was paid to the Director's employer.


                  The Fund has adopted a deferred compensation plan (the "Plan") that permits any Director of the Fund who so elects to have all or any portion of payment of the Director's compensation from the Fund (including the annual retainer, board and committee meeting fees) deferred to a future date or to the occurrence of certain events, such as upon the resignation or retirement of the Director. Payments of deferred compensation made pursuant to the Plan may be paid in a lump sum or in annual or quarterly installments over a period of years (not to exceed 20), as specified by the Director. Compensation deferred under the Plan is credited to an account established in the name of each Director on the books of the Fund, to which deferred compensation is credited. Any such deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more investment options, but the deferred compensation amounts payable to the Directors, as adjusted for any such earnings, are not funded and are general unsecured liabilities of the Fund until paid to the Directors.


                             PRINCIPAL SHAREHOLDERS


                   The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of its shares as of the opening of business on October 6, 2005.




======================================== ====================================== ======================================
            Name & Address                         Number of shares               Percentage of Outstanding Common
                                                   Owned of Record                              Stock
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
General Motors Asset Management                      7,392,942.288                             5.299%
767 Fifth Avenue, 16th Floor
New York, NY 10153
======================================== ====================================== ======================================


                  The Directors and officers of the Fund own, in the aggregate, less than 1% of the outstanding shares of the Fund.



                          PORTFOLIO MANAGER INFORMATION


Portfolio Manager Fund Holdings

                  Portfolio managers may personally own shares of the Fund. Pursuant to SEC rules, ownership disclosure is made using the following ranges:
None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; and Over $1,000,000.

                  Osman Y. Akiman, Christopher Choe and Luis Freitas de Oliveria do not own shares of the Fund. Shaw B. Wagener owns between $100,001 and $500,000 worth of Fund shares. David I. Fisher, Victor D. Kohn and Nancy J. Kyle own over $1,000,000 worth of Fund shares.

Other Accounts Managed by Fund Portfolio Managers

                  Portfolio managers may also manage a portion of other funds or accounts(1) advised by the Manager or its affiliates. The following tables reflect information regarding such accounts as of June 30, 2005:


========================================== ================= ================ ================= ================
                                              Number of       Total assets       Number of       Total assets
                                                               in accounts                        in accounts
                                               accounts         without a                           with a
                                              without a      performance-based accounts with     performance-
                                           performance-based       fee         a performance-      based fee
Osman Y. Akiman                                  fee          (in billions)      based fee       (in billions)
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Registered Investment Companies(2)          None             None              None             None
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Pooled Investment Vehicles(2)          6               $7.5              None             None
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Accounts(2)                            5               $0.8               1               $1.1
========================================== ================= ================ ================= ================


========================================== ================= ================ ================= ================
                                              Number of       Total assets       Number of       Total assets
                                                               in accounts                        in accounts
                                               accounts         without a                           with a
                                              without a      performance-based accounts with     performance-
                                           performance-based       fee         a performance-      based fee
Christopher Choe                                 fee          (in billions)      based fee       (in billions)
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Registered Investment Companies(2)          None             None              None             None
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Pooled Investment Vehicles(2)          8               $11.0             None             None
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Accounts(2)                            58              $12.7              9               $2.7
========================================== ================= ================ ================= ================


========================================== ================= ================ ================= ================
                                              Number of       Total assets       Number of       Total assets
                                                               in accounts                        in accounts
                                               accounts         without a                           with a
                                              without a      performance-based accounts with     performance-
                                           performance-based       fee         a performance-      based fee
David I. Fisher                                  fee          (in billions)      based fee       (in billions)
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Registered Investment Companies(2)           20              $8.7               1               $0.7
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Pooled Investment Vehicles(2)          32              $43.3              4               $0.6
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Accounts(2)                           336              $89.7              13              $8.9
========================================== ================= ================ ================= ================


========================================== ================= ================ ================= ================
                                              Number of       Total assets       Number of       Total assets
                                                               in accounts                        in accounts
                                               accounts         without a                           with a
                                              without a      performance-based accounts with     performance-
                                           performance-based       fee         a performance-      based fee
Victor D. Kohn                                   fee          (in billions)      based fee       (in billions)
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Registered Investment Companies(2)           1               $0.1              None             None
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Pooled Investment Vehicles(2)          8               $8.3              None             None
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Accounts(2)                            10              $3.9              None             None
========================================== ================= ================ ================= ================


========================================== ================= ================ ================= ================
                                              Number of       Total assets       Number of       Total assets
                                                               in accounts                        in accounts
                                               accounts         without a                           with a
                                              without a      performance-based accounts with     performance-
                                           performance-based       fee         a performance-      based fee
Nancy J. Kyle                                    fee          (in billions)      based fee       (in billions)
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Registered Investment Companies(2)           12              $4.4               1               $0.7
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Pooled Investment Vehicles(2)          30              $40.4             None             None
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Accounts(2)                           192              $50.5              10              $6.4
========================================== ================= ================ ================= ================


========================================== ================= ================ ================= ================
                                              Number of       Total assets       Number of       Total assets
                                                               in accounts                        in accounts
                                               accounts         without a                           with a
                                              without a      performance-based accounts with     performance-
                                           performance-based       fee         a performance-      based fee
Luis Freitas de Oliveira                         fee          (in billions)      based fee       (in billions)
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Registered Investment Companies(2)          None             None              None             None
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Pooled Investment Vehicles(2)          6               $7.5              None             None
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Accounts(2)                            3               $0.5               1               $0.1
========================================== ================= ================ ================= ================




========================================== ================= ================ ================= ================
                                              Number of       Total assets       Number of       Total assets
                                                               in accounts                        in accounts
                                               accounts         without a                           with a
                                              without a      performance-based accounts with     performance-
                                           performance-based       fee         a performance-      based fee
Shaw B. Wagener                                  fee          (in billions)      based fee       (in billions)
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Registered Investment Companies(2)          None             None              None             None
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Pooled Investment Vehicles(2)          7               $7.5               4               $0.6
------------------------------------------ ----------------- ---------------- ----------------- ----------------
------------------------------------------ ----------------- ---------------- ----------------- ----------------
     Other Accounts(2)                            5               $0.7               1               $0.1
========================================== ================= ================ ================= ================

1  Personal brokerage accounts of portfolio managers and their families are not reflected.
2  Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and do not represent the total assets managed by the individual, which will be a substantially lower amount.


Potential Conflicts of Interest

                  The Manager has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Manager believes that all issues relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been addressed.

Compensation of Investment Professionals

                  As described in the prospectus, the Manager uses a system of multiple portfolio managers in managing Fund assets. In addition, the Manager's investment analysts may make investment decisions with respect to a portion of the Fund's portfolio within their research coverage. Portfolio managers and investment analysts may manage assets in other funds advised by the Manager or its institutional affiliates. Portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pre-tax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts. The benchmarks against which the Fund's portfolio managers may be measured include the MSCI Emerging Markets Index, the MSCI Emerging Markets Asia Index, the MSCI Emerging Markets ex-Asia Index and a customized index based on information provided by various third party consultants.



                     INVESTMENT ADVISORY AND OTHER SERVICES

The Manager

                  The Fund's Manager is Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384. The Fund's Manager was organized under the laws of California in 1987 and is registered with the SEC under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1406, owns (indirectly through another wholly-owned subsidiary) all of the Manager's outstanding shares of common stock.

                  The Manager has full access to the research of other companies affiliated with The Capital Group Companies, Inc. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, Reno, San Francisco, Chicago, Atlanta, Washington, New York, Geneva, London, Hong Kong, Montreal, Toronto, Singapore and Tokyo. The affiliates of The Capital Group Companies, Inc. gather extensive information on emerging securities markets and potential investments through a number of sources, including investigations of the operations of particular issuers. These generally include personal discussions with the issuer's management and on-site examination of its manufacturing and production facilities.

Investment Advisory and Service Agreement

                  Under the Investment Advisory and Service Agreement between the Fund and the Manager (the "Agreement"), the Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Manager provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and Directors of the Fund who are affiliated with the Manager; maintains or causes to be maintained for the Fund all required books and records, and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value of the Fund's shares as required; and supplies the Fund with office space. The Fund pays all of its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the Manager; and costs of insurance, including any directors and officers liability insurance and fidelity bonding.

                  For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 2005, 2004, and 2003 the management fees amounted to $93,020,539, $112,640,965 and $89,717,684, respectively. Under the Agreement, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities.

                  The Investment Advisory and Service Agreement (the "Agreement") between the Fund and the Manager will continue in effect until June 20, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and
(ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Manager has no liability to the Fund for its acts or omissions in the performance of its obligations to the Fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Personal Investing Policy

                  The Fund, the Manager and its affiliated companies, have adopted codes of ethics which allow for personal investments, including securities in which the Fund may invest from time to time. The codes of ethics include: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


                      PROXY VOTING POLICIES AND PROCEDURES

                  The Manager votes the proxies of securities held by the Fund according to the Manager's proxy voting policy and procedures (as stated below), which have been adopted by the Fund's Board of Directors. In addition, information relating to how the Fund voted proxies during the most recent twelve-month period ending June 30 is available (i) without charge, upon request, by calling (800) 421-0180, ext. 96245; or (ii) on the SEC's website at www.sec.gov.

Policy

                  The Manager, a U.S. based investment adviser, provides investment management services to clients including institutional retirement plans and U.S and non-U.S. investment funds. The Manager considers proxy voting an important part of those management services, and as such, the Manager seeks to vote all proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the Manager's clients.


Fiduciary Responsibility and Long-term Shareholder Value

                  The Manager's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, the Manager considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, the Manager votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

                  The Manager believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and the Manager's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

                  As the management of a portfolio company is responsible for its day-to-day operations, the Manager believes that subject to the oversight of the relevant board of directors, management is often in the best position to make decisions that serve the interests of shareholders. However, the Manager votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. The Manager also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

Special Review

                  From time to time the Manager may vote a) on proxies of portfolio companies that are also clients of the Manager or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited the Manager or its affiliates to support a particular position. When voting these proxies, the Manager analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The Manager's Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

                  Associates in the Manager's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

                  The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

                  All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of the Manager's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

                  The Manager seeks to vote all of its clients' proxies. In certain circumstances, the Manager may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where the Manager wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to the Manager to vote and therefore are not voted.

Proxy Voting Guidelines

                  The Manager has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

                  The Manager's general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues is reflected below.

o Corporate governance. The Manager supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

o Capital structure. The Manager generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

o Stock-related compensation plans. The Manager supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, the Manager considers, among other things, the following information to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, the Manager supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

o Corporate social responsibility. The Manager votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

Special Review Procedures

                  If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

                  Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (the Manager's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of the Manager's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from the Manager's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

                  Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

The Manager's Proxy Voting Record

                  Upon client request, the Manager will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which the Manager has proxy-voting authority.

Annual Assessment

                  The Manager will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy.

Effective Date

                  This policy is effective as of April 1, 2005.


         CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

                  The JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

                  American Funds Service Company, 135 South State College Blvd., Brea, California 92821-5823, acts as the Fund's dividend paying agent, transfer agent and registrar for the shares. The Fund's Luxembourg transfer agent is Banque Internationale a Luxembourg, S.A.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

                  The accounting firm of PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071-2889, acts as independent registered public accounting firm for the Fund. The financial statements for the year ended June 30, 2005, have been incorporated by reference in the statement of additional information from the Fund's annual report and have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                  Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as legal counsel to the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

                  In placing orders for the purchase and sale of securities for the Fund, the Manager's objective is to obtain the best available prices in executing these transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions and the broker-dealer's ability to offer liquidity and anonymity. The Manager does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

                  When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best execution, the order will be placed with that broker-dealer. This may or may not be a broker-dealer that has provided research, statistical or other factual information to the Manager or its affiliates or has sold shares of an investment company served by the Manager or its affiliates. Subject to the requirement of seeking the best available prices and execution, the Manager may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers which have provided research, statistical and other related services. If two or more of these broker-dealers have provided such services, the Manager may consider the relative benefit of the services to the investment companies or other clients served by the Manager and its institutional investment management affiliates, and the amount of trading previously executed with such broker-dealers.

                  The personnel of the Manager are authorized to negotiate payment only for brokerage services rendered and not for research, statistical, or other services. The Manager does not authorize the payment of commissions to brokers in recognition of their having provided such services in excess of commissions other qualified brokers would have charged for handling comparable transactions. The Manager does not commit to any specific amount of business to any particular broker-dealers, nor does it give preference to broker-dealers that have sold shares of investment companies advised by it or its affiliates.

                  With respect to equity transactions, the Manager effects orders primarily with brokers that act as agent. In all other transactions, purchases and sales will be transacted with dealers that act as principal, except in those circumstances where, in the opinion of the Manager, better prices and executions are available elsewhere.

                  There may be occasions when portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same security for other investment companies or accounts served by the Manager and its institutional investment management affiliates. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.

                  The Fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the Fund the largest amount of brokerage commissions by participating, directly or indirectly, in the Fund's portfolio transactions during the Fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund during the Fund's most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Fund during the Fund's most recent fiscal year.

                  At the end of the Fund's most recent fiscal year, the Fund's regular broker-dealers included UBS AG and Citigroup, Inc. As of the Fund's most recent fiscal year-end, the Fund held debt securities of UBS AG in the amount of $40,096,000 and Citigroup, Inc. in the amount of $3,635,000.

                                  CAPITAL STOCK

                  The Board of Directors has authorized that, for the Fund's fiscal year beginning July 1, 1999, and each fiscal year thereafter until such authorization is amended by resolution of the Board of Directors, the authorized number of shares of capital stock of the Fund shall be an amount equal to (i) the number of shares outstanding as of the end of the prior fiscal year, (ii) the number of shares authorized to be issued under the Board's current net new share sale authorization for such fiscal year and (iii) a number of shares sufficient to permit the reinvestment of dividends as authorized from time to time by the Board of Directors. As of June 30, 2005, the Fund had 173,654,756 shares issued and outstanding.

                  Shares of the Fund are fully paid and non-assessable. All shares of the Fund are equal as to earnings, assets and voting privileges. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors. The shares of common stock are issued in registered form, and ownership and transfers of the shares are recorded by the Fund's transfer agent.

                  Under Maryland law, and in accordance with the Bylaws of the Fund, the Fund is not required to hold an annual meeting of its shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Bylaws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the Bylaws or as otherwise provided by statute or the Fund's Articles of Incorporation, as amended. Consistent with the foregoing, in addition to the provisions of the Bylaws, the Fund will undertake to call a special meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and shareholders may take action by unanimous written consent in lieu of holding a meeting.

                         PURCHASE AND PRICING OF SHARES

Purchasing Shares

                  The prospectus describes the manner in which the Fund's shares may be purchased and redeemed. See "How to Purchase Shares" and "How to Redeem Shares."

                  As disclosed in the prospectus, at the sole discretion of the Manager, investors may purchase shares by tendering to the Fund developing country securities that are determined by the Manager to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Manager will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Manager believes that issuing shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders.

                 The Manager may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

Pricing Shares

                  The net asset value per share is calculated in U.S. Dollars on the last business day of each week and each month, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

                  Equity securities are valued at the official closing price of, or the last reported sale price on, the principal exchange or market on which such securities are traded, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

                  Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

                  Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect prior to the determination of the net asset value of the Fund's shares.

                  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; and changes in overall market conditions. If significant events occur which affect the value of portfolio securities, appropriate adjustments to closing market prices may be made to reflect these events. Events of this type may include, but are not limited to, significant movements in the U.S. market, earthquakes and other natural disasters, or unanticipated market closures.

                  Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

                  Net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the results, rounded to the nearest cent, is the net asset value per share.

                  The Fund will not price shares on any day on which the New York Stock Exchange is closed for trading.

                             TAXES AND DISTRIBUTIONS

                  The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The Fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than that amount.

                  To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

                  Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 was the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax during the periods described above. Although the Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the Fund may determine that it is in the interest of the shareholders to distribute a lesser amount.

                  The following information may not apply to you if you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.

Dividends and Capital Gain Distributions

                  The Fund will generally distribute dividends and realized net gains, if any, to shareholders annually. Shareholders may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the Fund or shareholders may elect to receive them in cash. You may request a change in your election at any time. If, however, you request a change in your election after the first business day of a month in which the Fund will make a distribution and officers of the Fund determine, in their sole discretion, that the change is not in the best interest of the Fund or its shareholders, the change will not take effect until the first business day of the following month.

                  Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.

                  Dividends: The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the Fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The Fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

                  Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gains or losses. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

                  In the case of Fund transactions involving futures contracts, certain foreign currency contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (i.e., treat as sold for fair market value) each such position that it holds at the close of each taxable year (and, for excise tax purposes, on October 31 of each calendar year).

                  Generally, certain hedging transactions that the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules under the Code may affect the character of gains or losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be required to be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. The tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

                  If the Fund invests in stock of certain passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

                  To avoid such tax and interest, the Fund may be eligible to elect alternative tax treatments with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings and profits of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year, and such earnings and profits will be recognized by the Fund as ordinary income and/or net capital gain, depending upon the source of the income generated by the PFIC. In addition, another election would treat these securities as sold on the last day of the Fund's fiscal and excise tax years and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The Fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

                  The Fund may invest in one or more other countries through vehicles organized under local laws. For U.S. federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFCs in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for the purposes of the 5% and 25% limits of the diversification requirement.

                  A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income for the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income taxation at the level of the Fund.

                  In addition, some of the bonds may be purchased by the Fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be determined under either the ratable accrual method or constant interest method. If the Fund has paid a premium over the face amount of a bond, the Fund has the option of either amortizing the premium until bond maturity and reducing the Fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

                  Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S., however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

                  Capital Gain Distributions: The Fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the Fund.

                  The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

                  Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces both the risk of loss and the opportunity for gain with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend on the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

                  If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate , will be able to claim a pro rata share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

Shareholder Taxation

                  In January of each year, shareholders of the Fund will receive a statement of the federal income tax status of all distributions. Shareholders of the Fund also may be subject to state and local taxes on distributions received from the Fund.

                  Dividends: Fund dividends are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, all or a portion of a Fund's dividend distribution may be a "qualified dividend". Dividends received by the Fund that are passed through to Fund shareholders will be deemed to be a qualified dividend distribution if they are derived from qualified dividends and the Fund meets certain holding period requirements. Interest income from bonds and money market instruments and nonqualified foreign dividends will generally be distributed to shareholders as nonqualified fund dividends. The Fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a "qualified dividend". If a shareholder meets the requisite holding period requirement, "qualified dividends" are taxable at a maximum tax rate of 15%.


                  Capital Gains: Distributions of the excess of net long-term capital gains over net short-term capital losses that the Fund properly designates as "capital gain dividends" generally will be taxable as long-term gain. Regardless of the length of time the shares of the Fund have been held by individual shareholders, a capital gain distribution by the Fund is subject to a maximum rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


                  Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

                  The Fund may make the election permitted under Code Section 853 so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (such taxes relate primarily to investment income). The Fund may make an election under Code
Section 853, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

                  Redemptions of shares may result in federal, state and local tax consequences (gain or loss) to the shareholder. Any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

                  The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

                  The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

                  Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.



                              FINANCIAL STATEMENTS

                  The Fund's audited financial statements, including the related notes thereto, dated June 30, 2005, are incorporated by reference in the statement of additional information from the Fund's annual report dated as of June 30, 2005.